Exhibit 99.2

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

We report certain financial measures that are not required by, or presented in accordance with, United States generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are labeled as “adjusted” (or “adj”), “combined,” or identified with the symbol “†”. In addition, even if they are not marked as adjusted, all scenarios and models presented that include future periods (including fiscal years 2019, 2020, and 2021) assume the following items to be zero, and therefore do not include their impact, which we cannot accurately forecast or model and which may be significant: cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, and gains and losses on asset dispositions made by us or by our joint venture investees. We discuss management’s reasons for reporting these non-GAAP measures below, and the tables on the following pages reconcile the most directly comparable GAAP measure to each non-GAAP measure that we present, to the extent available without unreasonable efforts. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenue, operating income, net income, earnings per share, or any other comparable operating measure prescribed by GAAP. In addition, we may calculate and/or present these non-GAAP financial measures differently than measures with the same or similar names that other companies report, and as a result, the non-GAAP measures we report may not be comparable to those reported by others.

Adjusted Net Income and Adjusted Diluted EPS. Adjusted net income and Adjusted diluted EPS reflect our net income and diluted earnings per share excluding the impact of cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, gains and losses on asset dispositions made by us or by our joint venture investees, the income tax effect of these adjustments, and the impact of the U.S. Tax Cuts and Jobs Act of 2017. We calculate the income tax effect of the adjustments using an estimated tax rate applicable to each adjustment. We exclude gains and losses on asset dispositions made by us or by our joint venture investees, which we did not exclude (except for the gain on the sale of our ownership interest in Avendra) when calculating Adjusted net income and Adjusted diluted EPS in our February 28, 2019 earnings release, to assist in comparisons with our models, which assume no gains from asset sales. We believe that these measures are meaningful indicators of our performance because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below.

Adjusted Operating Income and Adjusted Operating Income Margin.  Adjusted operating income and Adjusted operating income margin exclude cost reimbursement revenue, reimbursed expenses, and merger-related costs and charges. Adjusted operating income margin reflects Adjusted operating income divided by Adjusted total revenues. We believe that these are meaningful metrics because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below.

Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). Adjusted EBITDA reflects net income excluding the impact of the following items: cost reimbursement revenue and reimbursed expenses, interest expense, depreciation (including depreciation classified in “Reimbursed expenses,” as discussed below), amortization, provision for income taxes, merger-related costs and charges, and share-based compensation expense for all periods presented. When applicable, Adjusted EBITDA also excludes gains and losses on asset dispositions made by us or by our joint venture investees.

In our presentations of Adjusted operating income, Adjusted operating income margin, Adjusted net income, Adjusted diluted EPS, and Adjusted EBITDA we exclude transaction and transition costs associated with the Starwood merger, which we record in the “Merger-related costs and charges” caption of our Income Statements, to allow for period-over period comparisons of our ongoing operations before the impact of these items. We exclude cost reimbursement revenue and reimbursed expenses, which relate to property-level and centralized programs and services that we operate for the benefit of our hotel owners. We do not operate these programs and services to generate a profit over the contract term, and accordingly, when we recover the costs that we incur for these programs and services from our hotel owners, we do not seek a mark-up. For property-level services, our owners typically reimburse us at the same time that we incur expenses. However, for centralized programs and services, our owners may reimburse us before or after we incur expenses, causing temporary timing differences between the costs we incur and the related reimbursement from hotel owners in our operating and net income. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Because we do not retain any such profits or losses over time, we exclude the net impact when evaluating period-over-period changes in our operating results.

We believe that Adjusted EBITDA is a meaningful indicator of our operating performance because it permits period-over-period comparisons of our ongoing operations before these items and facilitates our comparison of results before these items with results from other lodging companies. We use Adjusted EBITDA to evaluate companies because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels, and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Our Adjusted EBITDA also excludes depreciation and amortization expense which we report under “Depreciation, amortization, and other” as well as depreciation classified in “Reimbursed expenses” and “Contract investment amortization” in our Consolidated Statements of Income (our “Income Statements”), because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Depreciation classified in “Reimbursed expenses” reflects depreciation of Marriott-owned assets, for which we receive cash from owners to reimburse the company for its investments made for the benefit of the system. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We exclude share-based compensation expense to address the considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted.

Investment Spending and Adjusted Cash from Operations. We evaluate Investment spending and consider it to be a meaningful metric because it provides detail on our modeled cumulative capital allocations for the three-year period from 2019 to 2021. When determining capital allocations, we include contract acquisition costs, and therefore, we present it as a component of investment spending. Accordingly, we exclude contract acquisition costs from Net cash provided by operating activities to arrive at our non-GAAP measure of Adjusted cash from operations.

Cash Available for Enhancing Shareholder Value and Available for Shareholders. We calculate Cash available for enhancing shareholder value as the sum of Adjusted cash from operations, debt issuance net of repayment, issuance of common stock and other, and capital recycling. We calculate Cash available for shareholders as Cash available for enhancing shareholder value less Investment spending. We consider these measures to be meaningful indicators of our operating performance and evaluate them because they represent the cash we expect to have for debt service requirements, incremental investments, share repurchases, dividends, and other purposes.

Return on Invested Capital (“ROIC”). We calculate ROIC as Adjusted Earnings Before Interest Expense and Taxes (“Adjusted EBIT”) divided by the average of invested capital. Adjusted EBIT reflects net income excluding the impact of the following items: cost reimbursement revenue and reimbursed expenses, interest expense, provision for income taxes, merger-related costs and charges, and when applicable gains and losses on asset dispositions made by us or by our joint venture investees. We calculate invested capital by deducting from total assets: (1) current liabilities, as we intend to satisfy them in the short term, net of current portion of long-term debt, as the numerator of the calculation excludes interest expense; and (2) deferred tax assets because the numerator of the calculation is a pre-tax amount. We evaluate ROIC and consider it to be a meaningful indicator of our operating performance because it measures how effectively we use the money we invest in our operations.

Adjusted Debt to Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization, Rent (“Adjusted EBITDAR”). We calculate Adjusted debt as the sum of total debt net of cash, anticipated future operating lease payments, the present value of future payments resulting from the enactment of the U.S. Tax Cuts and Jobs Act of 2017 (Tax Act), and guarantee funding. Adjusted EBITDAR reflects operating income excluding cost reimbursement revenue and reimbursed expenses, depreciation and amortization, share-based compensation expense, and imputed interest and depreciation on operating leases. We calculate the leverage ratio by dividing Adjusted debt by Adjusted EBITDAR. We consider Adjusted Debt to Adjusted EBITDAR to be a meaningful indicator of operating performance because credit rating agencies use it to assess our credit quality.

RevPAR. In addition to the foregoing non-GAAP financial measures, we present Revenue per Available Room (“RevPAR”) as a performance measure. We believe RevPAR is a meaningful indicator of our performance because it measures the period-over-period change in room revenues for comparable properties. RevPAR may not be comparable to similarly titled measures, such as revenues. We calculate RevPAR by dividing room sales (recorded in local currency) for comparable properties by room nights available for the period. We present growth in comparative pro forma combined company RevPAR on a constant dollar basis, which we calculate by applying exchange rates for the current period to each period presented. We believe constant dollar analysis provides valuable information regarding our properties’ performance as it removes currency fluctuations from the presentation of such results.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
($ in millions)

		2021 Scenarios [4]
	2018	1% RevPAR Growth [1]	3% RevPAR Growth [2]	Downside [3]
Net income	$1,907
Less: Cost reimbursement revenue	(15,543)
Add: Reimbursed expenses	15,778
Add: Merger-related costs and charges	155
Less: Gain on asset dispositions	(189)
Less: Gain on investee property sales	(65)
Income tax effect of above adjustments	(102)
Add: U.S. Tax Cuts and Jobs Act of 2017	27
Adjusted Net Income †	$1,968	$2,300	$2,500	$2,035

Diluted EPS	$5.38
Adjusted Diluted EPS †	$5.56	$7.65	$8.50	$6.50

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Assumes RevPAR compound annual growth of 1% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[2]	Assumes RevPAR compound annual growth of 3% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[3]	Assumes RevPAR compound annual growth of -1.4% and net rooms compound annual growth of 5.4% in 2019 through 2021.

[4]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, gains on asset dispositions, and gains on investee property sales, each of which the company cannot accurately forecast and which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME AND ADJUSTED OPERATING INCOME MARGIN
($ in millions)

		2021 Scenarios [3]
	2018	1% RevPAR Growth [1]	3% RevPAR Growth [2]
Total revenues	$20,758
Less: Cost reimbursement revenue	(15,543)
Adjusted Total Revenues †	$5,215	$5,867	$6,326

Operating income	2,366
Less: Cost reimbursement revenue	(15,543)
Add: Reimbursed expenses	15,778
Add: Merger-related costs and charges	155
Adjusted Operating Income †	$2,756	$3,430	$3,725

Operating Income Margin	11%
Adjusted Operating Income Margin †	53%	58%	59%

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Assumes RevPAR compound annual growth of 1% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[2]	Assumes RevPAR compound annual growth of 3% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[3]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, and data security incident costs, each of which the company cannot accurately forecast and which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA
($ in millions)

		2021 Scenarios [4]
	2018	1% RevPAR Growth [1]	3% RevPAR Growth [2]	Downside [3]
Net income	$1,907	$2,300	$2,500	$2,035
Cost reimbursement revenue	(15,543)	***	***	***
Reimbursed expenses	15,778	***	***	***
Interest expense	340	515	550	455
Interest expense from unconsolidated joint ventures	10	15	15	15
Tax provision	438	680	740	600
Depreciation and amortization	226	225	225	225
Contract investment amortization	58	70	70	70
Depreciation classified in reimbursed expenses	147	135	135	135
Depreciation and amortization from unconsolidated joint ventures	40	50	50	50
Share-based compensation	171	200	200	200
Gain on asset dispositions	(189)	***	***	***
Gain on investee property sales	(65)	***	***	***
Merger-related costs and charges	155	***	***	***
Adjusted EBITDA †	$3,473	$4,190	$4,485	$3,785

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Assumes RevPAR compound annual growth of 1% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[2]	Assumes RevPAR compound annual growth of 3% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[3]	Assumes RevPAR compound annual growth of -1.4% and net rooms compound annual growth of 5.4% in 2019 through 2021.

[4]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, gains on asset dispositions, and gains on investee property sales, each of which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption “Depreciation classified in reimbursed expenses” above.

*** The company cannot accurately forecast or model these items, which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED CASH FROM OPERATIONS
($ in billions)

	2019-2021 Scenarios [3]
	1% RevPAR Growth [1]	3% RevPAR Growth [2]
Net income excluding certain items [3]	$6.3	$6.7
Share-based compensation	0.6	0.6
Depreciation and amortization	0.9	0.9
Income taxes	(0.5)	(0.5)
Other operating profit adjustments & working capital changes	(0.3)	(0.3)
Liability for guest loyalty program	0.3	0.3
Contract acquisition costs	(0.6)	(0.6)
Net Cash Provided by Operating Activities	6.7	7.1
Add: Contract acquisition costs	0.6	0.6
Adjusted Cash from Operations †	$7.3	$7.7

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Assumes RevPAR compound annual growth of 1% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[2]	Assumes RevPAR compound annual growth of 3% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[3]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, gains on asset dispositions, and gains on investee property sales, each of which the company cannot accurately forecast and which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
INVESTMENT SPENDING
($ in billions)

	2019 - 2021 Scenario [1]	% of Investment Spending
Net cash used in investing activities	$(0.3)
Adjustments:
Dispositions	(0.7)
Contract Acquisition Costs	(0.6)
Investment Spending †	$(1.6)

Detail of investment spending
Capital expenditures	$0.7	44%
Contract acquisition costs	0.6	38%
Other	0.3	18%
Investment Spending †	$1.6	100%

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Based on mid-point of 2019E through 2021E investment spending guidance of $1.5 billion to $1.7 billion.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
CASH AVAILABLE FOR ENHANCING SHAREHOLDER VALUE AND
CASH AVAILABLE FOR SHAREHOLDERS
($ in billions)

	2019-2021 Scenarios
	1% RevPAR Growth [1]	3% RevPAR Growth [2]	Downside [3]
Adjusted Cash from Operations †	$7.3	$7.7	$6.8
Capital recycling, excess cash balances, and other	0.8	0.8	0.5
Net debt issuance	3.4	4.3	2.1
Issuance of common stock and other	(0.3)	(0.3)	(0.3)
Cash Available for Enhancing Shareholder Value †	11.2	12.5	9.1

Less: investment spending †	(1.7)	(1.5)	(1.6)
Cash Available for Shareholders †	$9.5	$11.0	$7.5

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Assumes RevPAR compound annual growth of 1% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[2]	Assumes RevPAR compound annual growth of 3% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[3]	Assumes RevPAR compound annual growth of -1.4% and net rooms compound annual growth of 5.4% in 2019 through 2021.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
RETURN ON INVESTED CAPITAL
($ in millions)

	2021 Scenarios [3]
	1% RevPAR Growth [1]	3% RevPAR Growth [2]		2018
Net income	$2,300	2,500		$1,907
Interest expense	515	550		340
Tax provision	680	740		438
Cost reimbursement revenue	***	***		(15,543)
Reimbursed expenses	***	***		15,778
Major (gains) / losses	***	***		(254)
Merger-related costs and charges	***	***		155
Adjusted EBIT †	$3,495	$3,790		$2,821

	2021 Year-End Scenarios
	1% RevPAR Growth [1]	3% RevPAR Growth [2]	2020 Year-End Scenario	2018 Year-End	2017 Year-End
Assets	$24,535	$24,535	$24,610	$23,696	$23,846
Current liabilities, net of current portions of long-term debt [4]	(5,645)	(5,645)	(5,630)	(5,604)	(5,409)
Deferred tax assets [5]	(170)	(170)	(170)	(171)	(93)
Invested capital †	$18,720	$18,720	$18,810	$17,921	$18,344
Average invested capital † [6]	$18,765	$18,765		$18,133

Return on invested capital † [7]	19%	20%		16%

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Assumes RevPAR compound annual growth of 1% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[2]	Assumes RevPAR compound annual growth of 3% and net rooms compound annual growth of 5.8% in 2019 through 2021.

[3]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, gains on asset dispositions, and gains on investee property sales, each of which the company cannot accurately forecast and which may be significant.

[4]	Deducted because they will be satisfied in the short term.

[5]	Deducted because the numerator of the calculation is a pre-tax number.

[6]	Calculated as “Invested capital” for the current year and prior year, divided by two.

[7]
ROIC for 2021 reflects the adoption of ASU 2016-02, which is effective beginning in the 2019 first quarter. Excluding the modeled effect of ASU 2016-02, ROIC for 2021 is modeled as 20% under the 1% growth scenario and 21% under the 3% growth scenario.

*** The company cannot accurately forecast or model these items, which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
COMPARISON OF 2017 MODEL TO EXPECTED RESULTS
ADJUSTED EBITDA
($ in millions)

	2019 Scenarios per 2017 Model 1 3		2019 Guidance Midpoint 2 3	2016 Combined [5]
Net income	$1,775	$1,915	$2,005	$780
Interest expense	340	360	415	234
Interest expense from unconsolidated joint ventures	15	15	10	7
Tax provision	780	850	605	404
Depreciation and amortization	260	260	215	168
Contract investment amortization [4]			60
Depreciation classified in reimbursed expenses	110	110	135	76
Depreciation and amortization from unconsolidated joint ventures	40	40	35	20
Share-based compensation	185	185	185	139
Merger-related costs and charges	***	***	***	386
Starwood pre-acquisition and other adjustments				773
Adjusted EBITDA †	$3,505	$3,735	$3,665	$2,987

Compound growth rate vs. 2016	5%	8%	7%

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Scenarios presented in our March 21, 2017 press release.

[2]	Midpoint of estimated range presented in our February 28, 2019 earnings release.

[3]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, gains on asset dispositions, and gains on investee property sales, each of which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption “Depreciation classified in reimbursed expenses” above.

[4]	Prior to the adoption of ASU 2014-09, Contract investment amortization was presented in the Depreciation and amortization caption above.

[5]
2016 reflects results prior to the adoption ASU 2014-09 for comparability with the 2017 model. Combined financial information gives effect to Marriott's acquisition of Starwood, and Starwood's sale of its timeshare business, as if these two transactions had occurred on January 1, 2015. For the full basis of presentation of 2016 combined financial information, see the Form 8-K relating to our unaudited combined financial information that we filed with the U.S. Securities and Exchange Commission on February 15, 2017.

*** The company cannot accurately forecast or model these items, which may be significant.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
COMPARISON OF 2017 MODEL TO EXPECTED RESULTS
CASH AVAILABLE FOR SHAREHOLDERS
($ in billions)

2017-2019 Scenario per 2017 Model [1]
Net cash provided by operating activities	7.0
Capital recycling	2.4
Net debt issuance	1.3
Issuance of common stock and other	(0.3)
Less: investment spending †	(1.6)
Cash available for shareholders †	$8.8

2017-2018 Actuals and 2019 Guidance [2]
Dividends	1.6
Purchase of treasury stock	8.3
Cash expected to be returned to shareholders	$9.9

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Based on mid-point of range of $8.3 billion to $9.3 billion as presented in our March 21, 2017 press release.

[2]	2019 guidance includes estimated cash returned to shareholders of $3 billion as presented in our February 28, 2019 earnings release.

MARRIOTT INTERNATIONAL, INC.
NON-GAAP FINANCIAL MEASURES
COMPARISON OF 2017 MODEL TO EXPECTED RESULTS
DILUTED EPS
($ in millions)

	2019 Scenarios per 2017 Model 1 3		2019 Guidance Midpoint 2 3	2016 Combined [4]
Net income †	$1,775	$1,915	$2,005	$1,301

Diluted EPS †	$5.25	$5.80	$5.99	$3.30

Compound growth rate vs. 2016	17%	21%	22%

†	Denotes non-GAAP financial measures. Please see pages 1-3 for information about our reasons for providing these alternative financial measures and the limitations on their use.

[1]	Scenarios presented in our March 21, 2017 press release.

[2]	Midpoint of estimated range presented in our February 28, 2019 earnings release.

[3]
Excludes cost reimbursement revenue, reimbursed expenses, merger-related costs and charges, data security incident costs, gains on asset dispositions, and gains on investee property sales, each of which the company cannot accurately forecast and which may be significant.

[4]
2016 reflects results prior to the adoption ASU 2014-09 for comparability with the 2017 model. Combined financial information gives effect to Marriott's acquisition of Starwood, and Starwood's sale of its timeshare business, as if these two transactions had occurred on January 1, 2015, and also excludes all merger-related costs. For the full basis of presentation of 2016 combined financial information, see the Form 8-K relating to our unaudited combined financial information that we filed with the U.S. Securities and Exchange Commission on February 15, 2017.